UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 26, 2016

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[                ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[                ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[                ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 27, 2016, Bel Fuse Inc. (the "Company") issued a press release regarding results for the three and nine months ended September 30, 2016. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On October 27, 2016, Bel Fuse Inc., a New Jersey corporation ("Bel" or the "Company"), announced that its Board of Directors has appointed Vincent Vellucci as a director of the Company, effective October 26, 2016.  Mr. Vellucci has over 45 years of experience at Arrow Electronics, most recently serving as President of Americas Components.  In this role, he was responsible for restructuring the Americas Electronics Components Division.  Prior to this position, he served as Senior Vice President, Sales and he also held leadership positions in the emerging customer business unit, the military-aerospace business unit and in semiconductor marketing.  Over the span of his career he has been instrumental in various business transformation initiatives including mergers and acquisitions and strategic market analysis.

Mr. Vellucci has an educational background in marketing and attended the General Manager Program for Executives at the Harvard Business School.

It is anticipated that Mr. Vellucci will stand for election as a director for a two-year term at the Company's 2017 Annual Meeting of Shareholders.  It has not yet been determined on what committees, if any, Mr. Vellucci will serve.  If Mr. Vellucci is appointed to a committee of the Board prior to the 2017 Annual Meeting of Shareholders, the Company will file an amendment to this Form 8-K stating such.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:
99.1   Press Release of Bel Fuse Inc. dated October 27, 2016, related to the financial results of the Company for the three and nine months ended September 30, 2016.

As described in Item 5.02 of this Report, the following Exhibit is filed as part of this Current Report on Form 8-K:
99.2   Press Release of Bel Fuse Inc. dated October 27, 2016, related to the appointment of Vincent Vellucci as a director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2016	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company, dated October 27, 2016, related to the financial results of the Company for the three and nine months ended September 30, 2016.

99.2	Press release issued by the Company, dated October 27, 2016, related to the appointment of Vincent Vellucci as a director of the Company.